UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2025
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $0.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 1, 2025, Urban One, Inc. (the “Company”), announced the early results of its previously announced (i) offers (a) to exchange (the “Exchange Offer”) any and all of its outstanding 7.375% Senior Secured Notes due 2028 (the “Existing Notes”) for newly issued 7.625% Second Lien Senior Secured Notes due 2031 (the “Exchange Notes”), and cash, (b) to purchase (the “Tender Offer”) up to $185.0 million in aggregate principal amount of the Existing Notes for up to $111.0 million in cash and (c) the right to subscribe to purchase (the “Subscription Offer” and, together with the Exchange Offer and the Tender Offer, collectively, the “Offers”) up to $60.6 million in aggregate principal amount of newly issued 10.500% First Lien Senior Secured Notes due 2030 (the “New First Lien Notes” and, together with the Exchange Notes, the “New Notes”) and (ii) related consent solicitation (the “Consent Solicitation”).

Based on the early tenders as of 5:00 p.m., New York City time, on December 1, 2025, eligible holders had validly tendered and not validly withdrawn approximately $450.0 million aggregate principal amount for tender and/or exchange, representing approximately 92.2% of the outstanding principal amount, of the Existing Notes in the Offers and Consent Solicitation.

Prior to the Early Tender Date, Eligible Holders (other than the Supporting Noteholders (as defined below)) subscribed to purchase approximately $4.7 million in aggregate principal amount of New First Lien Notes. As previously announced, pursuant to a Transaction Support Agreement, dated as of November 14, 2025, by and among the Company and certain holders (the “Supporting Noteholders”) of Existing Notes, the Supporting Noteholders have agreed to backstop the full Subscription Offer and are expected to purchase the remaining approximately $55.9 million in aggregate principal amount of New First Lien Notes, subject to the terms and conditions set forth in the Transaction Support Agreement.

As of 5:00 p.m., New York City time, on December 1, 2025, the right to withdraw tenders and exchanges of Existing Notes and related consents expired.

The Offers and the Consent Solicitation will expire at 5:00 P.M., New York City time, on December 15, 2025, unless extended or earlier terminated.

On December 1, 2025, the Company issued a press release announcing the early results. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding the Offers

The Offers and Consent Solicitation are subject to the satisfaction or waiver of a number of conditions. The Company reserves the right, in its sole discretion, to amend the terms of the Offers and Consent Solicitation. The Offers may not be completed as contemplated or at all. If the Company is unable to complete the Offers or any other alternative transactions, on favorable terms or at all, due to market conditions or otherwise, its financial condition could be materially adversely affected.

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Offers and Consent Solicitation, or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this Current Report on Form 8-K is not an offer of securities for sale into the United States. The New Notes to be offered in the Offers have not been registered under the Securities Act or any state securities laws, and unless so registered, New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Forward-Looking Statements

Certain statements made herein or in the cleansing materials may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to any statements regarding the consummation of the Offers and Consent Solicitation. Any statements that are not statements of historical fact should be considered forward-looking statements. In many cases, forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “plan,” “predict,” “expect,” “estimate,” “intend,” “would,” “will,” “could,” “should,” “anticipate,” “believe,” “project” or “continue” or the negative thereof or other similar expressions. The forward-looking statements contained in this Current Report on Form 8-K reflect our views as of the date of this Current Report on Form 8-K and are based on our expectations and beliefs concerning future events, as well as currently available data as of the date of this Current Report on Form 8-K. While we believe there is a reasonable basis for our forward-looking statements, they involve a number of risks, uncertainties, assumptions and changes in circumstances that may cause actual results, performance or achievements to differ significantly from those expressed or implied in any forward-looking statement, including, but not limited to, the adverse impact of failing to consummate the Offers and Consent Solicitation, the risk that an insufficient number of holders of Existing Notes participate in the Offers and tender their Existing Notes and other risk factors described from time to time in the Company’s filings with the SEC. Therefore, these statements are not guarantees of future events, results, performance or achievements, and you should not rely on them. All forward-looking statements included in this Current Report on Form 8-K are based on information available to the Company as of the date on which such statements were made, and the Company assumes no obligation to update or revise any forward-looking statements to reflect events or circumstances that occur after such statements are made, except as required by law.

Item 9.01.     Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
99.1	Press release, dated December 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
December 1, 2025	Peter D. Thompson
Executive Vice President and Chief Financial Officer